SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 15, 2010
                Date of Report (Date of earliest event reported)


                               BWI Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-145471                   N/A
(State or Other Jurisdiction          (Commission               IRS Employer
      of Incorporation)               File Number)           Identification No.)

3915 - 61st Ave. S.E., Calgary, Alberta Canada                    T2C 1V5
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (403) 255-2900
              (Registrant's Telephone number, including area code)

                                      n/a
          (Former Name or Former Address, if Changed Since Last Report)

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

BWI Holdings, Inc., a Nevada corporation (the "Company") has engaged DNTW Chartered Accountants LLP ("DNTW") as its principal independent registered public accounting firm effective March 15, 2010. Prior to this appointment, the Company accepted the resignation of HLB Cinnamon Jang Willoughby & Company ("HLB"). The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

On December 1, 2008, the Company had engaged HLB as its principal independent registered public accounting firm. The audit of the Company's financial statements for fiscal year ended March 31, 2009 has not been completed.
Therefore, there have been no reports by HLB on the Company's financial statements which would have contained an adverse opinion or disclaimer of opinion nor a modification as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended March 31, 2008 and during the subsequent period through to the date of HLB's resignation, there were no disagreements between the Company and HLB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of HLB, would have caused HLB to make reference thereto in its report on the Company's audited financial statements.

The Company has provided HLB with a copy of this Current Report on Form 8-K and has requested thatHLB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not HLB agrees with the statements made in this Current Report on Form 8-K with respect to HLB and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from HLB wherein they have confirmed their agreement to the Company's disclosures in this Current Report with respect to HLB. A copy of HLB's letter has been filed as an exhibit to this Current Report.

In connection with the Company's appointment of DNTW as the Company's principal registered accounting firm at this time, the Company has not consulted DNTW on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

    16.1 Certifying letter from HLB Cinnamon Jang Willoughby & Company dated April 9, 2010.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BWI HOLDINGS, INC.


DATE: April 19, 2010                           /s/ Jim Can
                                               ---------------------------------
                                        Name:  Jim Can
                                        Title: President/Chief Executive Officer



                                       3